SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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RESMED INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

RESMED INC. Meeting Type: 2009 Annual For holders as of: September 21, 2009

Date: November 18, 2009 Time: 10:00 AM Australian Eastern Time November 17, 2009 3:00 PM Pacific Time

Location: ResMed

1 Elizabeth Macarthur Drive

Bella Vista, New South Wales 2153, AU

You are receiving this communication because you hold shares in the above named company.

RESMED INC. This is not a ballot. You cannot use this notice to vote

9001 SPECTRUM CENTER BLVD.

SAN DIEGO, CA 92123 these shares. This communication presents only an ATTN: CONSTANCE BIENFAIT overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials P84136 before voting.

- See the reverse side of this notice to obtain M17339 proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT

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Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession P84136 of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special—requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that

you vote FOR the following:

1. Election of three directors, each to serve for a three-year term.

Nominees:

1a) Peter Farrell 1b) Gary Pace 1c) Ronald Taylor

2. Approval of the Amendment to the Amended and Restated ResMed Inc. 2006 Incentive Award Plan, to rename the plan, increase the number of shares authorized for issuance thereunder from 9,900,000 to 11,460,825, and extend the term of the plan from October 1, 2018 to September 29, 2019, which approvals will also constitute approval under Australian Stock Exchange (ASX) Listing Rule 10.14, including approval of the issuance of shares to our directors, officers, employees and consultants as set forth in the plan; and

3. Approval of the Amendment to The ResMed Inc. Employee Stock Purchase Plan to rename the plan, to increase the number of shares authorized for issuance thereunder from 500,000 to 1,100,000 and extend the maximum term of the plan from November 13, 2013 to September 29, 2019, and make certain other changes; and

4. Ratification of the selection of KPMG LLP as our independent auditors to examine our consolidated financial statements for the fiscal year ending June 30, 2010; and

5. Transaction of such other business as may properly come before the meeting.

The Board of Directors recommends you vote FOR the following proposal(s):